Dreyfus

GNMA Fund, Inc.

SEMIANNUAL REPORT October 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Financial Futures

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                                GNMA Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus GNMA Fund, Inc., covering the six-month period from May 1, 2000 through October 31, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Michael Hoeh.

Bond prices were mixed over the six-month reporting period. Despite some volatility, prices of U.S. Treasury securities generally ended the period near where they began and prices of corporate bonds generally ended the period at modestly lower levels than where they began. More recently, most sectors of the U.S. bond market have been affected by slowing economic growth. Additionally, the moderating effects of the Federal Reserve Board's (the "Fed") interest-rate hikes during the first half of 2000 helped the Fed to achieve its goal of slowing the U.S. economy. Other factors such as higher energy prices and a weak euro also served to slow economic growth.

In general, the overall investment environment that prevailed in the second half of the 1990s had provided returns well above their historical averages, establishing unrealistic expectations for some investors. We believe that as the risks of the stock market have become more apparent recently, the relative stability and income potential of bonds can make them an attractive investment as part of a well-balanced portfolio.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a Dreyfus customer service representative, call us at 1-800-782-6620

Thank you for investing in Dreyfus GNMA Fund, Inc.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
November 15, 2000




DISCUSSION OF FUND PERFORMANCE

Michael Hoeh, Portfolio Manager

How did Dreyfus GNMA Fund, Inc. perform relative to its benchmark?

For the six-month period ended October 31, 2000, Dreyfus GNMA Fund, Inc. produced a total return of 5.07% and income dividends of $0.450 per share. In addition, a 30-day SEC yield of 6.44% was produced for the reporting period.(1) In comparison, the fund' s benchmark, the Lehman Brothers GNMA Index (the " Index" ), produced a total return of 6.06% for the same period.(2)

Although the fund underperformed its benchmark over the six-month period, so did most other GNMA funds in our peer group. The fund's defensive positioning prevented us from taking full advantage of the GNMA market rally that occurred in June.

What is the fund's investment approach?

The fund invests primarily in Government National Mortgage Association ("GNMA" or "Ginnie Mae" ) securities. The remainder may be allocated to other mortgage-related securities, including U.S. Government agency securities and privately issued mortgage-backed securities, as well as to asset-backed securities, U.S. Treasuries and repurchase agreements. The fund's goal is to provide a high level of current income consistent with capital preservation.

We    use    a    four-step    investment    approach:

* PREPAYMENT TREND ANALYSIS. We carefully review the extent to which homeowners are likely to prepay their mortgages because of home sales or refinancing, since a sharp increase or decrease in this trend would adversely affect returns provided by the fund' s mortgage-backed holdings.

*    OPTION-ADJUSTED  SPREAD  ANALYSIS.  This analytical tool compares the early
     redemption  or  extension   characteristics  of  different  mortgage-backed
     securities with other securities, such as U.S. Treasuries. This The Fun


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

     analysis helps us measure the relative risk that different types of mortgage-backed securities may have versus their expected total return.

* CASH FLOW STRUCTURE ANALYSIS. This helps us determine the predictability and security of cash flows provided by different bond structures. We analyze the benefits of 30- and 15-year fixed-rate securities along with adjustable-rate mortgage securities ("ARMs"). Also within the GNMA market, we analyze project loans that offer cash flow protection from loan prepayments.

* TOTAL-RATE-OF-RETURN SCENARIOS. We calculate expected rates of return for each security relative to U.S. Treasury securities under different interest-rate scenarios over a six-month time frame. This helps us estimate which securities are likely to provide above-average returns in any given interest-rate environment.

What other factors influenced the fund's performance?

When the reporting period began on May 1, 2000, the U.S. economy was growing strongly, raising concerns that long-dormant inflationary pressures might reemerge. In response, the Federal Reserve Board (the "Fed") raised short-term interest rates once during the reporting period. However, signs soon emerged that the Fed's previous rate hikes were having the desired effect of slowing the economy, suggesting that the Fed's restrictive monetary policies could be near an end.

In this environment, long-term fixed-income securities rallied. GNMA securities performed particularly well for two primary reasons. First, the declining supply of U.S. Treasury securities caused some investors to turn to other direct obligations of the U.S. Government, such as Ginnie Mae-issued securities. Second, indirect obligations such as those issued by the Federal National Home Mortgage Association ("Fannie Mae") and Federal Home Loan Corporation ("Freddie Mac" ), were out of favor among investors because of political pressures. Both factors contributed to an increase in demand for Ginnie Mae mortgage-backed securities, causing their prices to rise.

However,  our  defensive  positioning  in  cash  and  short-term  U.S.  Treasury
securities    during    a    rising    interest-rate    environment    prevente

us and many of our peers from taking full advantage of the market rally. To limit the potentially eroding effects of higher interest rates, we had maintained a relatively shorter average duration -- a measure of sensitivity to changing interest rates -- than the Index during the first part of the reporting period. Our holdings of non-GNMA securities, which we used to enhance the fund's yield and diversification, also held back the fund's overall returns.

What is the fund's current strategy?

When it became apparent last summer that interest rates were likely to stop rising, we extended the fund's average duration to a point modestly longer than that of our benchmark. We maintained a relatively long position through the end of the reporting period. This position potentially should enable us to benefit if, as we expect, stock market volatility and slower economic growth cause the
Fed    to    refrain    from    additional    interest-rate    hikes.

As of October 31, the fund's assets were allocated 59.7% to 30-year and 15-year GNMAs, 15.7% to other GNMAs, 2.0% to U.S. Treasury securities, 11.1% to U.S. Government agency securities, 13.2% to non-agency mortgage-backed securities and 1.0% to repurchase agreements. This allocation reflects a repositioning of the fund' s holdings to achieve greater protection from prepayment risk, which typically affects mortgage-related securities when interest rates fall and homeowners refinance their mortgages. We have recently increased our holdings of long-term U.S. Treasury bonds, commercial mortgage-backed securities and agency debentures, all of which are protected explicitly from prepayment risk.

November 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LEHMAN BROTHERS INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS GNMA INDEX IS AN UNMANAGED, TOTAL RETURN PERFORMANCE BENCHMARK FOR THE GNMA MARKET CONSISTING OF 15- AND 30-YEAR FIXED-RATE SECURITIES BACKED BY MORTGAGE POOLS OF THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION.

                                                             The Fund

STATEMENT OF INVESTMENTS

October 31, 2000 (Unaudited)

STATEMENT OF INVESTMENTS



                                                                                              Principal
BONDS AND NOTES--130.0%                                                                      Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U. S. GOVERNMENT AGENCIES/ MORTGAGE-BACKEDS--110.3%

Government National Mortgage Association I:

   6.5%, 9/15/2008-3/15/2029                                                                 61,682,821               61,093,538

   7%, 11/15/2022-12/15/2022                                                                    285,988                  285,004

   7.5%, 5/15/2002-11/15/2028                                                               108,279,810              109,785,841

   8%, 4/15/2008-12/15/2022                                                                  63,423,058               64,903,446

   8.5%, 2/15/2006-12/15/2022                                                                28,092,588               29,159,909

   9%, 7/15/2001-12/15/2022                                                                  24,613,120               25,770,737

   9.5%, 1/15/2016-11/15/2024                                                                15,617,243               16,402,558

                                                                                                                     307,401,033

Government National Mortgage Association II:

   5.5%, 4/20/2030                                                                           12,860,541  (a)          12,645,528

   6%, 4/20/2030-9/20/2030                                                                   26,664,338  (a)          26,377,589

   6.5%, 7/20/2030                                                                            6,371,487  (a)           6,351,575

   6.75%, 9/20/2027                                                                             310,967  (a)             312,376

   7%                                                                                         9,500,000  (b)           9,318,835

   7%, 4/20/2024-5/20/2030                                                                   19,377,234               19,026,755

   7.375%, 2/20/2027                                                                            304,361  (a)             305,740

   7.5%                                                                                     194,885,000  (b)         194,822,637

   7.5%, 9/20/2030                                                                           66,588,443               66,588,442

   8%                                                                                        33,245,000  (b)          33,619,006

   8%, 8/20/2030-4/20/2034                                                                   27,075,858               27,404,562

   9%, 3/20/2016                                                                                964,957                  993,297

   9.5%, 2/20/2016-2/20/2025                                                                  1,425,492                1,476,051

   10.5%, 7/20/2013-9/20/2018                                                                 1,576,947                1,697,129

                                                                                                                     400,939,522

Government National Mortgage Association I,

  Graduated Payment Mortgage:

      10.25%, 9/15/2018                                                                          43,952                   47,275

      10.75%, 3/15/2010-2/15/2016                                                               181,767                  198,325

                                                                                                                         245,600

Government National Mortgage Association II,

  Graduated Payment Mortgage,

   11.75%, 6/20/2015-1/20/2016                                                                  155,389                  171,996

Government National Mortgage Association I,

  Construction Loans:

      6.5%                                                                                      787,979  (b)             740,947

      6.5%, 2/15/2001                                                                        17,632,021               16,579,610

      6.75%                                                                                     363,386  (b)             347,772

      6.75%, 3/15/2040                                                                        8,010,314                7,666,121

                                                                                                                      25,334,450


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U. S. GOVERNMENT AGENCIES/ MORTGAGE-BACKEDS (CONTINUED)

Government National Mortgage Association I,

  Project Loans:

      6.3%, 11/15/2038                                                                       21,101,928               19,756,681

      6.315%, 10/15/2033                                                                      1,488,391                1,399,237

      6.355%, 8/15/2024                                                                       3,287,732                3,107,397

      6.36%, 2/15/2037                                                                       20,231,853               18,989,491

      6.375%, 10/15/2033-1/15/2034                                                           20,674,690               19,459,946

      6.38%, 9/15/2033                                                                        8,362,295                7,880,157

      6.41%, 8/15/2028                                                                        1,820,133                1,719,742

      6.5%, 12/15/2023-7/15/2029                                                             23,186,061               22,025,895

      6.55%, 7/15/2033                                                                        7,896,468                7,525,088

      6.6%, 9/15/2019-9/15/2030                                                               9,034,278                8,710,623

      6.625%, 6/15/2028-5/15/2033                                                            10,842,759               10,455,697

      6.75%, 10/15/2033-10/15/2039                                                           24,925,645               23,988,660

      6.875%, 5/15/2040                                                                       7,843,500                7,572,654

      6.95%, 12/15/2038                                                                       9,117,276                8,879,372

                                                                                                                     161,470,640

Federal Home Loan Mortgage Corp.,

  REMIC,

  Stripped Securities, Interest Only Class:

      Ser. 1583, Cl. ID, 7%, 2023                                                             5,059,465  (c)           1,278,122

      Ser. 1628, Cl. MA, 6.5%, 2022                                                           4,295,852  (c)             444,073

      Ser. 1829, Cl. I, 6.5%, 2017                                                            2,144,752  (c)              99,520

      Ser. 1882, Cl. PK, 7%, 2026                                                             3,181,482  (c)           1,257,513

      Ser. 1969, Cl. PI, 7%, 2009                                                             3,598,122  (c)             348,226

      Ser. 1998, Cl. PK, 7%, 2026                                                            10,665,918  (c)           2,261,937

      Ser. 2043, Cl. IE, 6.5%, 2023                                                          26,991,953  (c)           4,155,873

      Ser. 2048, Cl. PJ, 7%, 2028                                                             5,000,000  (c)           1,898,200

      Ser. 2065, Cl. PH, 6.5%, 2021                                                           4,473,679  (c)             608,080

                                                                                                                      12,351,544

Federal National Mortgage Association:

   Notes, 6.75%, 2002                                                                         4,200,000                4,221,433

   Notes, 7.125%, 2010                                                                       10,000,000               10,327,860

   6.82%, 1/1/2028                                                                            3,504,583                3,363,255

   6.897%, 6/1/2030                                                                           8,345,725  (a)           8,297,821

   7%                                                                                        37,250,000  (b)          36,528,095

   7.5%                                                                                       8,400,000  (b)           8,397,312

   Stripped Securities, Interest Only Class:

      Ser. 1993-133, Cl. HA, 9.96%, 2022                                                         78,992  (c)           1,552,197

      Ser. 1996-55, Cl. PL, 7%, 2025                                                          4,244,218  (c)             835,581

      Ser. 1997-16, Cl. PJ, 7%, 2026                                                          7,035,717  (c)           1,442,748

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U. S. GOVERNMENT AGENCIES/ MORTGAGE-BACKEDS (CONTINUED)

Federal National Mortgage Association (continued):

  Stripped Securities, Interest Only Class (continued):

      Ser. 1997-40, Cl. PI, 7%, 2027                                                         31,676,142  (c)           9,873,976

      Ser. 1997-84, Cl. PI, 6.5%, 2021                                                        2,414,201  (c)             494,235

      Ser. 1997-85, Cl. PI, 7%, 2018                                                         17,980,858  (c)           2,100,277

                                                                                                                      87,434,790

TOTAL U. S. GOVERNMENT AGENCIES/
MORTGAGE-BACKEDS                                                                                                     995,349,575

ASSET-BACKED CTFS.--6.5%

ACLC Business Loan Receivables Trust,

   Ser. 1998-1, Cl. A-1, 6.435%, 2019                                                         8,202,267  (d)           7,830,602

Advanta Mortgage Loan Trust,

   Ser. 2000-2, Cl. A-6, 7.72%, 2015                                                          4,275,000                4,344,469

Conseco Finance,

   Ser. 2000-D, Cl. A-3, 7.89%, 2018                                                          5,300,000                5,412,175

Equivantage Home Equity Loan Trust:

   Ser. 1996-2, Cl. A-4, 8.05%, 2027                                                          6,251,000                6,285,849

   Ser. 1997-1, Cl. A-4, 7.275%, 2028                                                         6,679,628                6,708,767

GMAC Mortgage Corp. Loan Trust,

   Ser. 2000-HE3, Cl. A-2, 7.17%, 2015                                                        5,000,000                4,990,625

The Money Store Home Equity Trust:

   Ser. 1995-B, Cl. A-6, 7.5%, 2026                                                           8,000,000                8,056,120

   Ser. 1997-D, Cl. AF-7, 6.485%, 2038                                                        7,225,000                7,035,669

   Ser. 1998-B, Cl. AF-8, 6.11%, 2010                                                         5,400,000                5,253,201

Nomura Depositor Trust,

   Ser. 1998-ST1, Cl. A-3, 7.2%, 2003                                                         3,000,000  (d)           2,983,594

TOTAL ASSET-BACKED CTFS.                                                                                              58,901,071

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--5.5%

CS First Boston Mortgage Securities,

   Ser. 1998-C1, Cl. C, 6.78% 2009                                                           13,000,000               12,434,674

GGP Ala Moana,

   Ser. 1999-C1, Cl. D, 7.72%, 2004                                                           4,500,000  (d,e)         4,500,000

Heller Financial Commercial Mortgage Assets,

   Ser. 2000-PH1, Cl. C, 7.961%, 2010                                                         8,500,000  (e)           8,808,015

Morgan (J.P.) Commercial Mortgage Finance,

   Ser. 2000-C10, Cl. C, 7.537%, 2032                                                        11,430,000  (e)          11,580,019



                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE PASS-THROUGH CTFS. (CONTINUED)

Morgan Stanley Dean Witter Capital I,

   Ser. 2000-1345, Cl. B, 7.738%, 2010                                                       12,500,000  (d,e)        12,722,656

TOTAL COMMERCIAL MORTGAGE PASS-THROUGH CTFS.                                                                          50,045,364

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--5.3%

BA Mortgage Securities,

   Ser. 1998-2, Cl. 2B1, 6.5%, 2013                                                             415,574                  390,014

Bank of America Mortgage Securities:

  Ser. 2000-6:

      Cl. B-1, 7.75%, 2030                                                                    7,058,000                6,975,372

      Cl. B-2, 7.75%, 2030                                                                    2,253,000                2,196,625

Countrywide Home Loans,

   Ser. 2000-5, Cl. B-1, 7.75%, 2030                                                          7,497,737                7,313,135

GE Capital Mortgage Services:

   Ser. 1997-13, Cl. B-1, 6.75%, 2012                                                           439,614                  418,573

   Ser. 1998-1, Cl. B-1, 6.75%, 2013                                                            883,410                  854,519

   Ser. 1998-16, Cl. B-1, 6.5%, 2013                                                            568,117                  531,820

   Ser. 1998-16, Cl. M, 6.5%, 2013                                                            1,704,352                1,646,821

Norwest Asset Securities:

   Ser. 1997-20, Cl. B-1, 6.75%, 2012                                                           892,348                  864,478

   Ser. 1998-14, Cl. B-2, 6.5%, 2013                                                          1,345,866                1,289,047

Ocwen Residential MBS,

   Ser. 1998-R1, Cl. B-1, 7%, 2040                                                            5,756,250  (d)           5,310,141

PNC Mortgage Securities:

   Ser. 1998-2, Cl. 3B2, 6.75%, 2013                                                            695,149                  660,461

   Ser. 1998-2, Cl. 4B2, 6.75%, 2027                                                            641,360                  614,225

   Ser. 1998-11, Cl. 2B2, 6.25%, 2013                                                           480,365                  438,830

   Ser. 2000-C2, Cl. C, 7.64%, 2010                                                          11,000,000               11,089,375

Residential Funding Mortgage Securities I:

   Ser. 1997-S6, Cl. B-1, 7%, 2012                                                              984,006                  961,607

   Ser. 1997-S10, Cl. M-2, 7%, 2012                                                             790,077                  771,399

   Ser. 1997-S11, Cl. M-2, 7%, 2012                                                             667,070                  661,404

   Ser. 1997-S16, Cl. M-2, 6.75%, 2012                                                        1,115,443                1,062,438

   Ser. 1998-S1, Cl. M-2, 6.5%, 2013                                                            993,960                  953,347

   Ser. 1998-S14, Cl. M-2, 6.5%, 2013                                                         1,543,641                1,477,924

   Ser. 1998-S16, Cl. M-1, 6.5%, 2013                                                           972,959                  941,149

   Ser. 1998-S16, Cl. M-2, 6.5%, 2013                                                           347,550                  325,564

TOTAL RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.                                                                         47,748,268

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U. S. GOVERNMENTS--2.4%

U. S. Treasury Bonds:

   6.25%, 5/15/2030                                                                           5,500,000                5,860,030

   12%, 8/15/2013                                                                               990,000                1,354,529

U. S. Treasury Inflation Protection Securities,

   3.625%, 7/15/2002                                                                         12,200,000  (f)          13,182,349

U. S. Treasury Notes,

   5.75%, 8/15/2010                                                                           1,000,000  (f)             999,370

TOTAL U. S. GOVERNMENTS                                                                                               21,396,278

TOTAL BONDS AND NOTES

   (cost $1,185,713,687)                                                                                           1,173,440,556
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--1.6%
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS--1.3%

  Greenwich Capital Markets,

    6.45% dated 10/31/2000, due 11/1/2000

    in the amount of $11,282,021

    (fully collateralized by $11,824,000

    U. S. Treasury Bills due 4/5/2001,

      value $11,516,001)                                                                     11,280,000               11,280,000

U. S. GOVERNMENTS--.3%

U. S. Treasury Bills:

   5.92%, 11/2/2000                                                                           1,405,000  (g)           1,404,761

   5.95%, 12/21/2000                                                                          1,405,000  (g)           1,392,622

TOTAL U. S. GOVERNMENTS                                                                                                2,797,383

TOTAL SHORT-TERM INVESTMENTS

   (cost $14,077,490)                                                                                                 14,077,383
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $1,199,791,177)                                                                         131.6%            1,187,517,939

LIABILITIES, LESS CASH AND RECEIVABLES                                                          (31.6%)             (285,054,353)

NET ASSETS                                                                                       100.0%              902,463,586

(A)  ADJUSTABLE RATE MORTGAGE--INTEREST RATE SUBJECT TO CHANGE PERIODICALLY.

(B)  PURCHASED ON A FORWARD COMMITMENT BASIS.

(C)  REFLECTS NOTIONAL FACE.

(D)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO QUALIFIED  INSTITUTIONAL  BUYERS. AT OCTOBER 31,
     2000, THESE SECURITIES AMOUNTED $33,346,993 OR 3.7% OF NET ASSETS.

(E)  VARIABLE RATE SECURITY-INTEREST RATE SUBJECT TO CHANGE PERIODICALLY.

     (F)  PRINCIPAL AMOUNT FOR ACCRUAL  PURPOSES IS PERIODICALLY  ADJUSTED BASED
          ON CHANGES TO THE CONSUMER PRICE INDEX.

     (G)  SECURITIES  HELD BY BROKER AS COLLATERAL  FOR OPEN  FINANCIAL  FUTURES
          POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF FINANCIAL FUTURES

October 31, 2000 (Unaudited)



                                                                                                                      Unrealized
                                                              Market Value                                           Appreciation
                                                                   Covered                                         (Depreciation)
                                            Contracts         by Contracts              Expiration              at 10/31/2000 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES SHORT

U. S. Treasury 5 year Notes                        61            6,141,938           December 2000                        (6,812)

U. S. Treasury 10 year Notes                      275           27,693,359           December 2000                       194,703

                                                                                                                          187,891

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--
   See Statement of Investments--Note 1(b)          1,199,791,177  1,187,517,939

Receivable for investment securities sold                             18,323,205

Receivable for shares of Common Stock subscribed                           8,968

Interest receivable                                                    7,550,879

Receivable for futures variation margin--Note 4(a)                        68,266

Paydowns receivable                                                        4,869

Prepaid expenses                                                           8,310

                                                                   1,213,482,436
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           691,648

Cash overdraft due to Custodian                                       6,007,256

Payable for investment securities purchased                         303,590,195

Payable for shares of Common Stock redeemed                             241,946

Accrued expenses                                                        487,805

                                                                    311,018,850
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      902,463,586
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,001,390,105

Accumulated undistributed investment income--net                      7,606,400

Accumulated net realized gain (loss) on investments                (94,447,572)

Accumulated net unrealized appreciation (depreciation)
  on investments (including $187,891 net unrealized
  appreciation on financial futures)--Note 4(b)                    (12,085,347)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      902,463,586
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(1.1 billion shares of $.001 par value Common Stock authorized)      63,937,411

NET ASSET VALUE, offering and redemption price per share ($)              14.11

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended October 31, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     33,330,190

EXPENSES:

Management fee--Note 3(a)                                            2,738,008

Shareholder servicing costs--Note 3(b)                               1,140,250

Custodian fees--Note 3(b)                                              112,423

Interest expense--Note 2                                                91,170

Professional fees                                                       37,520

Prospectus and shareholders' reports--Note 3(b)                         29,475

Directors' fees and expenses--Note 3(c)                                 23,786

Registration fees                                                       16,413

Miscellaneous                                                           73,618

TOTAL EXPENSES                                                       4,262,663

INVESTMENT INCOME--NET                                              29,067,527
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                545,960

Net realized gain (loss) on financial futures                      (3,694,590)

NET REALIZED GAIN (LOSS)                                           (3,148,630)

Net unrealized appreciation (depreciation) on investments
  [including $802,414 net unrealized appreciation on financial
futures]                                                            17,957,578

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              14,808,948

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                43,876,475

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                         October 31, 2000           Year Ended
                                              (Unaudited)       April 30, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         29,067,527          62,706,803

Net realized gain (loss) on investments       (3,148,630)         (19,130,997)

Net unrealized appreciation (depreciation)
   on investments                             17,957,578          (27,168,893)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  43,876,475           16,406,913
--------------------------------------------------------------------------------

NET EQUALIZATION (DEBITS)-NOTE 1(E)            (121,845)            (717,240)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                       (29,248,634)         (62,737,407)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  54,196,544         118,532,256

Dividends reinvested                           22,340,362          47,809,405

Cost of shares redeemed                      (99,548,608)        (276,671,801)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                (23,011,702)        (110,330,140)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (8,505,706)        (157,377,874)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           910,969,292        1,068,347,166

END OF PERIOD                                 902,463,586          910,969,292

Undistributed investment income--net            7,606,400            7,909,352
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     3,911,247           8,539,358

Shares issued for dividends reinvested          1,614,206           3,417,595

Shares redeemed                               (7,186,030)         (19,858,760)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (1,660,577)         (7,901,807)

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                      Six Months Ended

                                      October 31, 2000                                       Year Ended April 30,
                                                                -------------------------------------------------------------------

                                           (Unaudited)          2000          1999            1998            1997           1996
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                          13.89          14.54         14.99          14.44           14.50           14.32

Investment Operations:

Investment income--net                            .45            .90           .92            .91             .92             .96

Net realized and unrealized
   gain (loss) on investments                     .22           (.65)         (.46)           .55            (.05)            .18

Total from Investment Operations                  .67            .25           .46           1.46             .87            1.14

Distributions:

Dividends from investment
   income--net                                  (.45)          (.90)          (.91)           (.91)           (.93)          (.96)

Net asset value, end of period                  14.11         13.89          14.54           14.99           14.44           14.50
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                             10.06(a)          1.75           3.17           10.38            6.17            8.11
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                          .91(a)           .92            .94             .96             .96             .96

Ratio of interest expense
   and loan commitment fees
   to average net assets                       .02(a)             --           .25              --              --              --

Ratio of net investment income
   to average net assets                      6.37(a)           6.40          6.19             6.16            6.38            6.57

Portfolio Turnover Rate                     206.77(b)         420.18        206.15           342.71          323.99          144.43
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                902,464        910,969     1,068,347         1,172,792      1,240,459       1,373,618

(A) ANNUALIZED.

(B) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus GNMA Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as a diversified open-end management investment company. The fund's investment objective is to provide an investor with as high a level of current income as is consistent with the preservation of capital by investing principally in instruments issued by the Government National Mortgage Association. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the Distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments, excluding U.S. Treasury Bills, are
carried    at    amortized    cost,    which

approximates value. Financial futures are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income including, where applicable, amortization of discount on short-term investments is recognized on the accrual basis. Under the terms of custody agreement, the fund received net earnings credits of $117,465 during the period ended October 31, 2000 based on available cash balances left on deposit. Interest earned under this arrangement is included in interest income.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the fund' s Manager, subject to the seller's agreement to repurchase and the fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(the" Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

On October 31, 2000, the Board of Directors declared a cash dividend of $.077 per share from undistributed investment income-net, payable on November 1, 2000 (ex-dividend date) to shareholders of record as of the close of business on October 31, 2000.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $79,624,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2000. If not applied, $58,671,000 of the carryover expires in fiscal 2003, $5,711,000 expires in fiscal 2005, $6,916,000 expires in fiscal 2007 and $8,326,000 expires in fiscal 2008.

(e) Equalization: The fund follows the accounting practice known as " equalization" by which a portion of the amounts received on issuances and the amounts paid on redemptions of fund shares (equivalent, on a per share basis, to the amount of distributable investment income-net on the date of the transaction) is allocated to undistributed investment income-net so that undistributed investment income-net per share is unaffected by fund shares issued or redeemed.

NOTE 2--Bank Line of Credit:

The fund may borrow up to $20 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged
to    the    fund    at    rates

which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended October 31, 2000, the fund did not borrow under either line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full year the aggregate expenses of the fund, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceed 11_2% of the value of the fund's average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess. No expense reimbursement was required for the period ended October 31, 2000, pursuant to the Agreement.

(b) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund pays the Distributor for distributing the fund's shares, for servicing shareholder accounts and for advertising and marketing relating to the fund. The Plan provides for payments to be made at an aggregate annual rate not to exceed .20 of 1% of the value of the fund's average daily net assets. The Distributor determines the amounts, if any, to be paid to Service Agents to which it will make payments and the basis on which such payments are made. The Plan also separately provides for the fund to bear the costs of preparing, printing and distributing certain of the fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the value of the fund' s average daily net assets for any full fiscal year. During the period ended October 31, 2000, the fund was charged $679,379 pursuant to the Plan.

The  fund  compensates  Dreyfus Transfer, Inc., a wholly-owned subsidiary of the
Manager,   under   a   transfer   agency   agreement   for   provid   The   Fun

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

ing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2000, the fund was charged $279,821 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2000, the fund was charged $112,423 pursuant to the custody agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and financial futures, during the period ended October 31, 2000, amounted to $2,407,897,025 and $2,415,941,081, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at October 31, 2000, are set forth in the Statement of Financial Futures.


(b) At October 31, 2000, accumulated net unrealized depreciation on investments and financial futures was $12,085,347, consisting of $8,924,754 gross unrealized appreciation and $21,010,101 gross unrealized depreciation.

At October 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Note 5--Reverse Repurchase Agreements:

The fund may enter into reverse repurchase agreements with banks, brokers or dealers. This form of borrowing involves the transfer by the fund of an underlying debt instrument in return for cash proceeds based on a percentage of value of the security. The fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the fund repurchases the security at principal plus accrued interest. Reverse repurchase agreements may subject the fund to interest rate risk and counter party credit risk. During the period ended October 31, 2000, the fund did not enter into any reverse repurchase agreements.

                                                             The Fund

                                                           For More Information

                        Dreyfus

                        GNMA Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent &

                      Dividend Disbursing Agent
                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                  265SA0010